Exhibit 99.1

NEWS RELEASE

Contact:
Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com
BJ's Wholesale Club Maria Fruci Manager of External Communications 774-512-5961 mfruci@bjs.com MasterCard Sarah Ely 914-249-6714 sarah_ely@mastercard.com

ALLIANCE DATA SIGNS AGREEMENT WITH BJ'S WHOLESALE CLUB
FOR INDUSTRY-LEADING MASTERCARD BRANDED CREDIT CARD PROGRAM

DALLAS – July 29, 2014 – Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Retail Services business, which manages more than 130 private label and co-brand credit programs, has signed a new long-term agreement to provide co-brand credit card services for BJ's Wholesale Club. The BJ's credit program will convert to MasterCard (NYSE: MA), a technology company in the global payments industry. Founded in 1984 and headquartered in Westborough, Mass., BJ's operates 202 membership club locations in 15 states in the eastern U.S., and offers an expansive collection of high quality, name brand products for home and business, including groceries, household products, and electronics.

"BJ's Wholesale Club is very excited to partner with Alliance Data and MasterCard on our new co-brand credit card program," said Laura Sen, president and CEO of BJ's Wholesale Club. "Leveraging Alliance Data's skillset in loyalty and marketing as well as MasterCard's expertise in technology and security, we are confident our new credit card program will provide a value proposition that is unparalleled in the warehouse club channel."

"BJ's is an innovator and leader in the warehouse club retail industry. We look forward to leveraging our advanced credit card marketing tools to help attract new cardholders to grow BJ's credit program, and increase loyalty among existing Members," said Melisa Miller, president of Alliance Data Retail Services. "In partnership with BJ's, we look forward to offering a new and improved value proposition to cardholders, as well as increased marketing channel access that will help BJ's increase its market share, using its vast knowledge of its customers' in-store behavior and Alliance Data's insights into out-of-store purchasing habits."

Alliance Data will launch a marketing and insights-driven co-brand credit card program customized for BJ's this fall. Alliance Data plans to purchase BJ's existing portfolio of co-brand credit card accounts, enabling a smooth transition to current BJ's cardholders. The portfolio size will make it one of Alliance Data's largest. Details of the purchase price were not disclosed, other than to note it is well within norms of the industry. Alliance Data believes that the performance of the acquired portfolio will be consistent with its overall co-brand credit card portfolio, and all new co-brand credit card accounts will be consistent with Alliance Data's credit quality standards.

The BJ's card portfolio will transition to MasterCard and can be used anywhere MasterCard is accepted across the globe. In the spring of 2015, the entire BJ's credit portfolio will be converted to chip-enabled MasterCard credit cards.

"MasterCard applauds BJ's for delivering not only an enhanced rewards platform, but also a more secure solution for its cardholders," said Chris McWilton, president North America, MasterCard. "This move puts them at the forefront of the shift to chip cards here in the U.S. and clearly demonstrates their commitment to delivering value to their Members."

BJ's will provide additional program details, including information about industry-leading features and benefits, in the fourth quarter of 2014.

About BJ's Wholesale Club
BJ's is dedicated to providing Members with high-quality, brand-name food and merchandise at prices that are significantly lower than supermarkets, supercenters, department stores, drug stores and specialty retail stores. BJ's carries the most product variety of any wholesale club with more than 7,000 items, including supermarket-sized staples, USDA Choice meats, all-natural and certified organic products and stock-up items. BJ's is the only wholesale club to accept all manufacturers' coupons and for greater convenience, offers the most payment options including EBT.

Headquartered in Westborough, Massachusetts, BJ's Wholesale Club, Inc. is a leading operator of warehouse clubs in the eastern United States. The Company operates 202 clubs and 114 gas stations in 15 eastern states. Learn more and shop online at BJs.com, or for exclusive content visit Facebook.com/bjswholesaleclub and Twitter.com/bjswholesale.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation's leading providers of branded credit card programs, with more than 130 marketing-driven private label, co-brand and commercial programs in partnership with many of North America's best-known brands. The business delivers upon its Know more. Sell more.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted marketing expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide. Alliance Data was named to FORTUNE magazine's 2014 list of World's Most Admired Companies.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

About MasterCard
MasterCard (NYSE: MA), www.mastercard.com, is a technology company in the global payments industry. We operate the world's fastest payments processing network, connecting consumers, financial institutions, merchants, governments and businesses in more than 210 countries and territories. MasterCard's products and solutions make everyday commerce activities – such as shopping, traveling, running a business and managing finances – easier, more secure and more efficient for everyone. Follow us on Twitter @MasterCardNews, join the discussion on the Cashless Pioneers Blog and subscribe for the latest news on the Engagement Bureau.

Alliance Data's Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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